SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021

HEALTHCOR CATALIO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39949 (Commission File Number)	98-1569027 (I.R.S. Employer Identification No.)

55 Hudson Yards, 28th Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 622-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	HCAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 18, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of HealthCor Catalio Acquisition Corporation (the “Company”) concluded, in consultation with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, that the Company’s audited balance sheet as of January 29, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2021, and the Company’s quarterly unaudited financial statements and related footnotes as of and for the quarterly periods ended March 31, 2021 and June 30, 2021, should no longer be relied upon. In addition, the audit report of Marcum included in the Current Report on Form 8-K filed with the SEC on February 4, 2021 should no longer be relied upon.

In connection with the preparation of the Company’s financial statements as of September 30, 2021, the Company concluded it should revise its financial statements to classify all Class A ordinary shares issued in connection with its initial public offering as temporary equity. In accordance with guidance from the U.S. Securities and Exchange Commission and its staff on redeemable equity instruments, ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per share of Class A ordinary shares while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with the financial statements for the quarter ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets. Accordingly, the Company will present all shares of redeemable Class A ordinary shares as temporary equity.

The Company plans to reflect the reclassification of its temporary and permanent equity (and other related changes) as of January 29, 2021 and as of and for the quarterly periods ended March 31, 2021 and June 30, 2021 in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, to be filed with the SEC. The Company does not expect any of these changes will have any impact on its cash position or cash held in its trust account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021	HEALTHCOR CATALIO ACQUISITION CORP.

	By:	/s/ Christine Clarke
	Name:	Christine Clarke
	Title:	Chief Financial Officer